First Citizens Bank Announces Acquisition of Silicon Valley Bridge Bank, N.A. March 27, 2023 + SVB Private | Silicon Valley Bridge Bank Exhibit 99.1

Disclosures Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens BancShares, Inc. ("BancShares") and its wholly owned subsidiary, First-Citizens Bank & Trust Company (“First Citizens”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue”, “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.   Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, geopolitical events (including the military conflict between Russia and Ukraine) and market conditions, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, including the recent and projected interest rate hikes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including the significant turbulence in the capital or financial markets, the impact of the current inflationary environment, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, the availability of capital and personnel and the failure to realize the anticipated benefits of BancShares’ previous acquisition transactions, including the acquisition announced in this investor presentation and the recently completed transaction with CIT Group Inc., which acquisition risks include (1) disruption from the transactions with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transactions may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transactions, (4) the risk that the cost savings and any revenue synergies from the transactions may not be realized or take longer than anticipated to be realized, (5) difficulties experienced in the integration of the businesses, and (6) the ability to retain customers following the transactions.   Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its other filings with the Securities and Exchange Commission.

A leading relationship bank serving customers' unique needs

Creating valuable scale, enhancing product offerings and bolstering presence in attractive markets.

First Citizens BancShares *Standalone*				SVB *Standalone*	
Assets	**$109 B**	**$219 B – Total assets**		**Assets**	**$110 B**
Loans & leases	**$71 B**	**$143 B – Loans & leases**		**Loans & leases**	**$72 B**
Deposits	**$89 B**	**$145 B – Deposits**		**Deposits**	**$56 B**

Expands our nationwide franchise adding scale in attractive West Coast and Northeast markets



Washington
Oregon
Nevada
California
Hawaii
Arizona
New Mexico
Colorado
Nebraska
Kansas
Oklahoma
Texas
Wisconsin
Missouri
Tennessee
Georgia
Florida
West Virginia
Massachusetts
Maryland
Virginia
North Carolina (HQ)
South Carolina

Branches & Private Banking Offices:

- First Citizens (550)
- Silicon Valley Bridge Bank (17) (1)

Note – Financial information for First Citizens BancShares, Inc. is as of December 31, 2022. Financial information for Silicon Valley Bridge Bank, N.A. is as of March 24, 2023 as reported by the FDIC. All financial information is subject to change based on closing balance sheet.

(1) In connection with the transaction, First Citizens has the option, but not the obligation, to purchase or lease these branches and offices, as applicable.

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Opportunity for long-term stockholder value creation Expanding our portfolio and unlocking new business opportunities Unlocks incremental top-line growth by adding legacy SVB’s Global Fund Banking business to serve private equity and venture capital clients and introducing First Citizens’ consumer, business services, wealth and commercial offerings to legacy SVB clients. Accelerates growth of First Citizens’ wealth business by adding the digital capabilities, talent, and solutions of SVB Private. Building on our capabilities in the innovation and technology sectors Combines First Citizens’ tradition of relationship banking, creativity, and stability with the strengths, relationships and expertise of legacy SVB’s talented employees. Positions First Citizens to further serve venture-backed companies and tech startups in the Research Triangle Park and nationwide through the addition of legacy SVB’s customer and employee base. Diversifying our client base while continuing to prioritize relationship banking Leverages deep client relationships served by legacy SVB’s Global Fund Banking business to expand reach of First Citizens to the venture capital and private equity communities. Continues First Citizens and legacy SVB’s shared approach to relationship banking and offering highly tailored solutions to serve unique needs of all customers. Maintaining our fortress balance sheet and culture of strong risk management Capital ratios remain robust and remain within target ranges post-acquisition. Liquidity remains strong and stable, driven by a conservatively managed investment portfolio, and is enhanced by the transaction, which creates additional balance sheet funding and access to additional contingent funding. Shared-loss agreement with the FDIC limits credit risk on the acquired loan portfolio. Continued commitment to First Citizens’ strong culture of risk management.

Communities Employees Stockholders Clients Delivers value across the stakeholder universe A shared commitment to long-term customer relationships. Expanded capabilities and products strengthen our position as a full-service financial services destination that supports customers’ needs through the entire life cycle. Combines industry-leading expertise and market-leading franchises to meet the needs of a broader customer base. Pairs our banking experience and fortress balance sheet with the expertise and talent of Silicon Valley Bank’s teams to deliver an exceptional banking experience. Common relationship-based client service model. Meaningful synergies through combining capabilities and leveraging common platforms, vendors, and technologies. Cross-selling opportunities to legacy SVB customers. Access to larger talent pool and faster implementation of wealth expansion. Increases our reach with a right to acquire 17 branches which would bring our total footprint to 567 offices across 23 states. Positions combined company to be more competitive on a national scale. Strong risk management culture and commitment to credit quality. Shared culture that prioritizes client relationships and an innovative approach to serving entrepreneurial customers. Adds significant scale, geographic diversity and compelling digital capabilities, which will lead to additional career opportunities and mobility. Focus on diversity, inclusion and professional development. Shared commitment to support small businesses, middle market and other business owners affected by recent events in the banking sector. Limited overlap and differentiated models minimize disruption to the communities we serve. Committed to making positive and lasting impacts on our communities through our business activities, our volunteer and charitable efforts and our adherence to the highest ethical standards.

Acquired certain assets and assumed certain liabilities of Silicon Valley Bridge Bank, N.A. from the FDIC We acquired total assets of $110.1 billion with a $16.5 billion discount bid on assets, consisting of: $72.1 billion in loans $56.5 billion in deposits No investment securities acquired Option to purchase all bank branches and corporate locations. Retaining employees in the acquired revenue-producing businesses and those necessary to manage operations to support those businesses. FDIC received a value appreciation instrument from First Citizens BancShares, Inc. valued at up to $500 million (payable in cash) and exercisable until April 14th, 2023. Acquisition details Preliminary Acquired Assets & Liabilities (1) ($ in millions) All regulatory approvals received and transaction has closed. All branches now operating as a division of First Citizens Bank. All depositors will continue to have access to their funds. Integration Transaction structured to limit liquidity and credit risks to First Citizens: Asset discount and loss share agreement with the FDIC provides downside protection against credit risk. Five-year loss share agreement stipulates that the FDIC will reimburse First Citizens for 50% of losses on commercial loans in excess of $5 billion. Entered into a liquidity facility with the FDIC to provide additional contingent funding if needed. Downside protections (1) Assets and liabilities as of March 24, 2023 as provided by the FDIC. Subject to change based on closing balance sheet. Asset and liability data does not include purchase accounting marks. (2) In connection with the acquisition, First Citizens entered into a five-year $35 billion note payable to the FDIC bearing an annual interest rate of 3.50%. Amount is estimated based on the March 24, 2023 balance sheet provided by the FDIC. Subject to change based on closing balance sheet. Assets Cash $ 35,264 Gross loans 72,114 Earning assets $ 107,378 Other assets 2,704 Total assets $ 110,082 Liabilities Deposits $ 56,491 Borrowings (2) 34,605 Other liabilities 2,536 Total liabilities $ 93,632 Discount bid on assets $ 16,450

Our liquidity and capital position remains strong, stable and sound

We strive to maintain strong liquidity and capital positions and our risk appetite for liquidity is low.

Pro forma liquidity coverage is strong and stable	▪ Our liquidity position is immediately strengthened by the transaction resulting from the infusion of ~$35 B in cash, and the FDIC contingent liquidity facility which provides additional contingent funding. ▪ Combined company has total liquidity that covers uninsured deposits by over 175%.
Conservative & stable investment portfolio management	▪ We conservatively manage our investment portfolio, focusing on short duration High Quality Liquid Securities that are either directly, or indirectly, guaranteed by the U.S. government. ▪ At December 31, 2022, First Citizens' AFS securities totaled $9 B with a duration of 3.5 years and HTM securities totaled $10 B with a duration of 5.0 years.
Proactively improved on balance sheet liquidity	▪ In an abundance of caution, increased our borrowings from the FHLB in March to approximately $9 B which increased our pre-acquisition cash position from $4 B to $10 B. ▪ Moved more than $4 B in unencumbered HTM securities to the FHLB to provide an opportunity for increased borrowing capacity. ▪ Our legacy deposit base acts as a source of strength and stability and we expect to have the continued ability to stimulate core deposit growth through reasonable and effective pricing strategies. ▪ Since December 31, 2022, our deposits have grown by more than $1.3 B.
Pro forma capital within target ranges	▪ First Citizens has a history of being well-capitalized. ▪ Capital ratios including CET1 and Tier 1 Leverage remain strong and within target operating ranges.

First Citizens BancShares

Note - The "pro forma" financial data included herein has not been prepared in accordance with Article 11 of the SEC's Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements.

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Expanding First Citizens' deposit base

First Citizens BancShares


Time deposits
12%
Checking with interest
18%
$89 B
42%
Money market & savings
28%
Noninterest-bearing demand

svb


Time deposits
Checking with interest
15%
1%
21%
Money market & savings
$56 B
63%
Noninterest-bearing demand

Pro Forma


Time deposits
8%
Checking with interest
17%
Money market & savings
34%
$145 B
41%
Noninterest-bearing demand

Highlights

- Acquiring ~$56 B of deposits, of which 63% are noninterest bearing-demand deposits.
- Provides combined bank with access to a more geographically diverse deposit base and increases noninterest-bearing deposits to greater than 40% of total deposits on a combined basis.
- Our nationwide, digital Direct Bank acts as a channel to quickly and efficiently add balances through competitive product offerings.

First Citizens BancShares

Note – The "pro forma" financial data included herein has not been prepared in accordance with Article 11 of the SEC's Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements. Financial information for First Citizens BancShares, Inc. is as of December 31, 2022. Financial information for Silicon Valley Bridge Bank, N.A. is as of March 24, 2023 as provided by the FDIC. All financial information is subject to change based on closing balance sheet.

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Combined loan portfolios are well-diversified limiting concentration risk Legacy SVB’s commercially-focused portfolio complements First Citizens’ client strategy bringing a strong Global Fund Banking business with deep private equity and venture capital relationships. Acquired portfolio has a low loss history and aligns to reflect prudent credit risk management aligning well with First Citizens credit culture. Significant downside protection through credit loss sharing with FDIC and asset discount. Diversifies our loan portfolio and business mix further, particularly across technology, life sciences / healthcare and wealth. Highlights Pro Forma 19% $72 B Global Fund Banking Other Private Bank Technology & Life Science / Healthcare Other General Bank Commercial Finance Mortgage Branch Network & Wealth $71 B 19% $143 B Real Estate Finance Global Fund Banking Equipment Finance Private Bank Mortgage Technology & Life Science / Healthcare Commercial Finance Real Estate Finance Equipment Finance Commercial Services Branch Network & Wealth Other Commercial Services Note – The “pro forma” financial data included herein has not been prepared in accordance with Article 11 of the SEC’s Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements. Financial information for First Citizens BancShares, Inc. is as of December 31, 2022. Financial information for Silicon Valley Bridge Bank, N.A. is as of March 24, 2023 as provided by the FDIC. All financial information is subject to change based on closing balance sheet.

Key Takeaways Adds significant scale, geographic diversity, capabilities and solutions for our customers. Financially attractive transaction with favorable downside protections against liquidity and credit risk. 1 Proven track record of prudent risk management with a strong liquidity position and capital ratios within or above target ranges post acquisition. Committed to serving the innovation economy and preserving legacy SVB’s strong relationships. Expands talent and expertise with shared commitment to deep, longstanding client relationships. 2 3 4 5